UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 28, 2025

Gain Therapeutics, Inc.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-40237	85-1726310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 220

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip Code)

(301) 500-1556

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	GANX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 28, 2025, Gain Therapeutics, Inc. (the “Company”), filed a prospectus supplement (the “Prospectus Supplement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Company’s “at the market offering” program for the offer and sale of up to $35,530,980.56 of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), from time to time through Oppenheimer & Co. Inc. (“Oppenheimer”), as sales agent, pursuant to the Company’s existing Equity Distribution Agreement (the “Distribution Agreement”), dated September 6, 2024. As of the date hereof, the Company has sold an aggregate of $14,469,019.44 of Common Stock pursuant to the Distribution Agreement and the related prospectus supplement, dated September 6, 2024 to the Company’s Registration Statement on Form S-3 (File No. 333-265061).

The offer and sale of additional Common Stock by the Company under the Distribution Agreement will be made pursuant to the Prospectus Supplement, dated November 28, 2025, and the accompanying base prospectus, dated November 26, 2025, contained therein, which together form a part of the Company’s shelf registration statement on Form S-3 (File No. 333-287622), initially filed with the SEC on May 28, 2025 and which became effective on November 26, 2025 (the “Registration Statement”).

Lowenstein Sandler LLP, counsel to the Company, has issued a legal opinion relating to the validity of the $35,530,980.56 of Common Stock that may be offered and sold pursuant to the Distribution Agreement and related Prospectus Supplement. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Common Shares discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed below are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
5.1	Opinion of Lowenstein Sandler LLP.
23.1	Consent of Lowenstein Sandler LLP (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIN THERAPEUTICS, INC.

Date: November 28, 2025	By:	/s/ Gene Mack
	Name:	Gene Mack
	Title:	Chief Executive Officer